For many investors, owning preferred securities can be a convenient way to achieve the benefits of fixed-income investing. The challenge is to identify suitable securities. Defined Asset Funds® can help you meet this challenge with our...

Preferred Securities Portfolio

The Portfolio

The Preferred Securities Portfolio looks for current interest income and possible capital appreciation by investing primarily in Trust Preferred Securities. Considered more like debt than equity, the preferred securities in this Portfolio generally have final maturities of 30 years or more, but these securities are callable by the issuers beginning in 2003-2005.

The securities in the Portfolio are professionally selected and will be monitored. Although each security is selected for its long-term value, it can be sold if we believe that continuing to hold it could be detrimental to our investors.

The Selection Criteria

The securities in the Preferred Securities Portfolio are selected based upon the following factors:

  Issues must have at least two to five years of call protection.
  The Portfolio excludes securities subject to sinking funds, adjustables, X-caps or partnerships.

  Issues must have ratings of Baa3/BBB or better.
  The current credit outlook for the issuer must be stable to improving.
  Issues must have more than $30 million of face amount outstanding.

Defined Advantages

At Defined Asset Funds, we follow a disciplined approach to fixed-income investing, which helps to reduce surprises.You can benefit from these defined advantages:

  Defined Portfolio. Portfolios are selected in advance, so you know up-front what you are buying.

  Defined Maturity. The maturity date of each security in our Portfolio is printed in the prospectus.

  Defined Income. Because defined portfolios remain relatively stable over time, income distributions tend to be fairly consistent.
What Are Trust
Preferred Securities?

In order for a company to issue trust preferred securities, three steps are taken. First, the company creates a trust. Second, it signs a debt agreement and deposits that agreement as the only asset in the trust. Finally, the trust issues trust preferred securities with terms that are identical to the company's debt agreement. As the company makes interest payments on its debt, that money is used to make payments on the trust preferred securities. Investors who own a company's trust preferred securities will be paid before holders of the company's common or preferred stock.

QUANTITIVE RESEARCH & INDEX
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Internet Earnings Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
Baby Boom Economy PortfolioSM
Premier American Portfolio
Premier World Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks
Please keep in mind the following factors when considering this investment.Your financial professional will be happy to answer any questions you may have.

  There can be no assurance that this Portfolio will meet its objective.

  Although preferred securities are generally considered lower-risk investments as compared with other equities, the value of your investment may decline due to rising interest rates or the worsening financial condition of issuers.

  22% of the face amount of the securities are rated in the lowest investment grade category and may be considered speculative. This Portfolio is considered concentrated in electric utility preferred securities, which can involve special risks.

  As your investment includes a sales fee, the principal you receive when you sell your units may be less than your original cost.

Defining Your Costs You will pay an initial sales fee of about 1% when you buy. In addition, you'll pay a deferred sales fee of $25.00 per 1,000 units. (A total of about 3.50% on $1,000 invested).
Portfolio Expenses	Amount Per 1,000 Units

Estimated Annual Operating Expenses (0.176% of net assets)	$1.76
Estimated Organization Costs	$2.00

If you sell your units before the termination, any remaining balance of your deferred sales fee will be deducted.

Volume Purchase Discounts

For larger purchases, the up-front sales charge is reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:

Less than $100,000	3.50%
$100,000 to $249,999	3.25
$250,000 to $499,999	3.00
$500,000 to $999,999	2.75
$1,000,000 or over	2.50

Invest In Preferred Securities Today!

You can get started with $250. Call your financial professional to learn how the Preferred Securities Portfolio may help to meet your personal investment goals and how it may be appropriate for your IRA account. You may request a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

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Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.		Salomon Smith Barney Inc. Member SIPC